As filed with the Securities and Exchange Commission on November 29, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

Annual Report

September 30, 2017

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	September 30, 2017	3

Chairman’s Letter	(Unaudited) September 30, 2017

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the 12-month period ended September 30, 2017. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

November 1, 2017

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) September 30, 2017

•	Emerging Markets (EM) Debt

Over the 12-month period ended September 30, 2017, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the JP Morgan Emerging Markets Bond Index Global Diversified (EMBI) and the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI), respectively, posted positive mid-single digit returns. EM debt performance turned negative following the U.S. Presidential elections in November 2016 due to rising U.S. Treasury (UST) yields and concern over potentially protectionist policies. However, EM sentiment improved and spreads across both the sovereign and corporate index tightened significantly over 2017 with generally positive global economic data, market friendly outcomes in European elections, and the faltering of reflation expectations given the stalled economic agenda in the U.S. High yield (HY) credits outperformed their Investment Grade (IG) due to improved risk sentiment over the period.

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended September 30, 2017, the Bloomberg Barclays U.S. MBS Index returned 0.30% with its duration extending from 2.50 to 4.47 years; during this time UST yields increased across the curve. In aggregate, prepayment speeds declined by about 39%. The shift in prepayment speed trends is largely associated with two differing rate regimes with 2016 mortgage rates reaching close to historic lows. 30-year mortgage rates, as measured by Freddie Mac 30-year commitment rates, increased during this period from 3.42% to 3.83%. With the increase in rates, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted, declined by approximately 40%; however, in contrast, overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, increased by about 5%. Total gross issuance during this time period was about $1.5 trillion, approximately $100 billion more than the same time period for the prior year.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 12-month period ended September 30, 2017, non-Agency MBS spreads tightened in line with securitized credit. While fundamentals including home prices remained strong, non-Agency MBS have been affected by recent hurricanes in Texas, Florida, and Puerto Rico. The effects of the hurricanes on housing and bondholders should become clearer in coming months. Supply continued to lag demand from investors looking to re-invest principal paying down from legacy paper creating a strong positive technical environment for the historically tight spread levels we have seen in the space. Re-performing and non-performing loan transactions continued to compose the majority of new supply. There has been an increase in Jumbo 2.0 issuance due to improved securitization economics. Non-qualifying mortgages have also seen increased issuance activity over the past year.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 12-month period ended September 30, 2017, new issue CMBS spreads tightened alongside broader credit and equity indices. The Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned -0.13%, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 0.07%. For the reporting period, 10-year AAA last cash flows (LCFs) tightened by 0.29% to 0.86% over swaps, while BBB- bonds tightened by 2.10% to 3.65% over swaps. $81.6 billion in new issuance priced during the 12-month reporting period compared to $64.2 billion from October 2015 through September 2016. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans increased in 7 of the 12 months ending September 30, 2017.

•	U.S. High Yield (HY)

For the 12-month period ended September 30, 2017, the Citi High-Yield Cash-Pay Capped Index returned 8.31%. Bonds with lower credit ratings far outpaced those with higher ratings, with CCC-rated issues returning 11.53%, while B-rated issues returned 8.89% and BB-rated issues returned 7.30%. For the period, notable outperformers by industry were Oil Equipment and Industrials. Underperforming sectors over the period were Retail-Food & Drug and Wireless Towers.

•	Bank Loans

For the 12-month period ended September 30, 2017, the S&P/LSTA Leverage Loan Index returned 5.30%. There was notable outperformance at the lower end of the credit quality spectrum, as CCC-rated names rose 17.16% compared to returns of 5.40% for B-rated names and 3.71% for BB-rated names. Commodity-related sectors showed the strongest performance, with returns of 18.51% for Oil & Gas and 17.68% for Nonferrous Metals-Minerals. The only negative sector was Retailers, which posted a return of -3.58%. The weighted-average bid price of the index at the end of September 2017 was $97.98, up from $95.12 in September 2016. The trailing 12-month default rate by issuer count declined from 2.23% in September 2016 to 1.41% in September 2017.

Annual Report	September 30, 2017	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2017

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended September 30, 2017, CLO issuance was $108.7 billion, largely due to a flurry of activity during the spring and summer of 2017. The most active quarter of issuance was the second quarter of 2017 with $35 billion in issuance. The third quarter of 2017 was close behind with $30 billion in issuance. Issuance for the first quarter of 2017 started off slow as the market was still absorbing supply from the fourth quarter of 2016. Risk Retention went effective on December 24, 2016 so all deals issued in 2017 have complied with Risk Retention requirements. Spreads have tightened significantly of the last twelve months with spreads at year-to-date tights and near post-crisis tights.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2017

For the 12-month period ended September 30, 2017, the DoubleLine Income Solutions Fund outperformed the Bloomberg Barclays Global Aggregate Bond Index’s return of -1.26% on both a net asset value and market price basis. The best performing sectors relative to the benchmark were EM fixed income and CLOs. Other credit-sensitive sectors such as HY and Bank Loans also outperformed those sectors in the benchmark as spreads tightened on improved fundamentals. Structured products performed well over the period as strong fundamentals and investor demand supported the ABS, CMBS, and Non-Agency MBS subsectors. Conversely, Municipals underperformed over the period relative to the benchmark.

12-Month Period Ended 9-30-17	1-Year
Net Asset Value (NAV) Return	15.83%
Market Price Return	21.33%
Bloomberg Barclays Global Aggregate Bond Index	-1.26%

For additional performance information, please refer to the “Fund Standardized Performance Summary.”

Opinions expressed herein are as of September 30, 2017 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Annual Report	September 30, 2017	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2017

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Bloomberg Barclays Global Aggregate Bond Index—This index is an unmanaged index that measures the global investment grade fixed-rate debt markets and is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Mortgage Bankers Association U.S. Refinancing Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Income Solutions Fund

Standardized Performance Summary	(Unaudited) September 30, 2017

DSL
Income Solutions Fund Returns as of September 30, 2017	1-Year	3-Year Annualized	Since Inception Annualized (4-26-13 to 9-30-17)
Total Return based on NAV	15.83%	7.38%	6.77%
Total Return based on Market Price	21.33%	9.52%	5.57%
Bloomberg Barclays Global Aggregate Bond Index	-1.26%	1.30%	0.95%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Annual Report	September 30, 2017	9

Schedule of Investments DoubleLine Income Solutions Fund	September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.2%

	Coinstar Funding LLC,
3,990,000	Series 2017-1A-A2	5.22%	^	04/25/2047	4,152,335

	Total Asset Backed Obligations (Cost $3,990,000)				4,152,335

BANK LOANS 10.4%

	Acrisure LLC,
761,175	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (2 Month LIBOR USD + 5.00%)	6.27%		11/22/2023	771,641

	Almonde, Inc.,
3,000,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%)	8.57%		06/16/2025	3,061,605
4,995,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.50%)	4.82%		06/13/2024	5,022,847

	Anchor Glass Container Corporation,
2,000,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.75%)	9.07%		12/06/2024	2,027,500

	Applied Systems, Inc.,
3,630,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.00%)	8.32%		09/19/2025	3,754,781

	Ascena Retail Group, Inc.,
1,971,813	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.75%		08/22/2022	1,615,250

	Asurion LLC,
8,330,000	Secured 2nd Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 6.00%)	7.24%		08/04/2025	8,533,918

	Avantor Performance Materials Holdings LLC,
1,450,000	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 8.25%)	9.49%		03/10/2025	1,453,625

	Azure Midstream Energy LLC,
3,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.50%)	7.74%		11/15/2018	2,790,600

	Canyon Valor Cos, Inc.,
1,915,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%)	5.58%		06/16/2023	1,941,724

	Capital Automotive LP,
7,989,633	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.24%		03/24/2025	8,116,988

	Ceva Group PLC,
2,691,923	Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 0.00%)	1.33%		03/19/2021	2,597,705
3,778,480	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%		03/19/2021	3,669,849
472,310	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%		03/19/2021	458,731

	Ceva Intercompany BV,
2,739,398	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%)	6.81%		03/19/2021	2,660,640

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	CH Holdings Corporation,
630,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.49%	02/03/2025	645,750

	Cologix, Inc.,
3,500,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.24%	03/20/2025	3,540,845

	Colorado Buyer, Inc.,
2,140,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%)	8.57%	05/01/2025	2,179,226

	Compuware Corporation,
1,379,265	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 8.25%)	9.49%	12/15/2022	1,393,920

	CSM Bakery Supplies LLC,
2,900,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.75%)	9.05%	¥07/02/2021	2,747,750

	Cvent, Inc.,
6,965,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.00%)	5.24%	11/29/2023	7,051,575

	EnergySolutions LLC,
3,208,960	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.75%)	6.09%	05/29/2020	3,269,128

	Evergreen Skills,
5,911,414	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%)	5.99%	04/28/2021	5,603,843

	Fairmount Minerals,
7,069,267	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 3.50%)	4.74%	09/05/2019	7,020,666

	Foresight Energy LLC,
10,263,425	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.75%)	7.08%	03/28/2022	9,634,842

	FullBeauty Brands Holdings Corporation,
950,416	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%)	5.99%	10/14/2022	711,624

	Gavilan Resources LLC,
6,701,129	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.23%	03/01/2024	6,528,005

	Goldcup Merger Sub, Inc.,
1,114,888	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 3.75%)	5.06%	05/02/2023	1,123,428

	Greenway Health LLC,
1,625,925	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.25%)	5.58%	02/16/2024	1,634,055

	Healogics Inc.,
5,700,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.00%)	9.30%	07/01/2022	3,135,000

	Hyland Software, Inc.,
4,715,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.24%	07/07/2025	4,826,981

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Jo-Ann Stores LLC,
3,979,950	Senior Secured 1st Lien Term Loan, Tranche B (6 Month LIBOR USD + 5.00%)	6.39%	10/20/2023	3,815,777

	Kronos, Inc.,
4,500,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.25%)	9.56%	11/01/2024	4,659,098

	Longview Power LLC,
5,865,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.00%)	7.24%	04/13/2021	3,665,625

	LSF9 Atlantis Holdings LLC,
3,378,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.00%)	7.24%	05/01/2023	3,399,158

	Masergy Communications, Inc.,
3,590,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.50%)	9.80%	12/16/2024	3,634,875

	Mitchell International, Inc.,
6,000,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.50%)	8.67%	10/11/2021	6,067,500

	National Vision, Inc.,
2,615,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 5.75%)	6.99%	03/11/2022	2,562,700

	NVA Holdings, Inc.,
5,850,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.00%)	8.33%	08/12/2022	5,901,187

	Optiv Security, Inc.,
3,000,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%)	8.56%	02/01/2025	2,786,250

	Peak 10 Holding Corporation,
1,550,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%)	8.56%	08/01/2025	1,562,268

	Piscine US Acquisition LLC,
6,200,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 9.00%)	10.33%	12/20/2024	6,303,323

	Polycom, Inc.,
6,882,667	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 5.25%)	6.49%	09/27/2023	6,984,186

	Precyse Acquisition Corporation,
3,871,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%)	5.74%	10/20/2022	3,887,936

	Press Ganey Holdings, Inc.,
500,000	Guaranteed Senior Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%)	8.49%	10/21/2024	510,000

	Rack Merger Sub, Inc.,
2,766,667	Guaranteed Secured 2nd Lien Term Loan, Tranche B (1 Month LIBOR USD + 7.25%)	8.48%	10/03/2022	2,752,833

	RentPath LLC,
5,893,939	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%)	5.99%	12/17/2021	5,920,639
2,900,000	Secured 2nd Lien Term Loan, Tranche B (1 Month LIBOR USD + 9.00%)	10.24%	¥12/16/2022	2,810,578

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Sedgwick, Inc.,
7,580,000	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 5.75%)	6.99%	¥02/28/2022	7,670,012

	Solenis International LP,
10,032,645	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%)	8.07%	07/29/2022	10,011,727

	Solera LLC,
1,496,902	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.25%)	4.49%	03/03/2023	1,503,533

	SRS Distribution, Inc.,
3,950,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.75%)	10.08%	02/24/2023	4,063,563

	Stena International,
992,288	Guaranteed Senior Secured 1st Lien, Tranche B (3 Month LIBOR USD + 3.00%)	4.34%	03/03/2021	896,036

	Summit Midstream Partners Holdings LLC,
4,783,013	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.00%)	7.24%	05/13/2022	4,854,758

	Syncreon Group BV,
4,794,270	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.25%)	5.49%	10/28/2020	4,232,957

	Tekni-Plex, Inc.,
812,625	Senior Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.75%)	9.06%	06/01/2023	814,657

	TKC Holdings,
3,820,000	Secured 2nd Lien Term Loan (2 Month LIBOR USD + 8.00%)	9.27%	02/01/2024	3,872,525

	US Renal Care, Inc.,
4,840,000	Senior Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.00%)	9.30%	12/29/2023	4,725,050

	Viewpoint, Inc.,
6,000,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.25%)	9.70%	07/21/2025	5,985,000

	Vizient, Inc.,
1,141,295	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 3.50%)	4.74%	02/13/2023	1,150,568

	Wand Intermediate LP,
2,672,981	Senior Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%)	8.55%	¥09/19/2022	2,688,564

	WASH Multifamily Laundry Systems LLC,
289,141	Senior Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.24%	05/15/2023	289,141
1,650,859	Senior Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.24%	05/15/2023	1,650,859

	Total Bank Loans (Cost $231,770,171)			231,156,925

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2017	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 10.5%

	Adams Mill Ltd.,
2,000,000	Series 2014-1A-D2 (3 Month LIBOR USD + 4.25%)	5.41%	^	07/15/2026	2,010,244
6,000,000	Series 2014-1A-E2 (3 Month LIBOR USD + 6.25%)	7.41%	^	07/15/2026	6,058,442

	ALM LLC,
1,000,000	Series 2016-19A-C (3 Month LIBOR USD + 4.35%)	5.65%	^	07/15/2028	1,016,309
5,000,000	Series 2016-19A-D (3 Month LIBOR USD + 7.35%)	8.65%	^	07/15/2028	5,085,850

	Apidos Ltd.,
1,000,000	Series 2014-18A-E (3 Month LIBOR USD + 6.00%)	7.31%	^	07/22/2026	962,129

	Atrium Corporation,
4,500,000	Series 12A-E (3 Month LIBOR USD + 5.95%)	7.26%	^	10/22/2026	4,519,709

	Babson Ltd.,
2,250,000	Series 2015-2A-E (3 Month LIBOR USD + 5.55%)	6.86%	^	07/20/2027	2,244,431
2,827,890	Series 2016-2A-E (3 Month LIBOR USD + 6.90%)	8.21%	^	07/20/2028	2,865,675

	Barings Ltd.,
4,000,000	Series 2016-3A-D (3 Month LIBOR USD + 7.25%)	8.55%	^	01/15/2028	4,103,339

	Birchwood Park Ltd.,
500,000	Series 2014-1A-E2 (3 Month LIBOR USD + 6.40%)	7.70%	^	07/15/2026	501,096

	BlueMountain Ltd.,
8,000,000	Series 2012-2A-ER (3 Month LIBOR USD + 7.10%)	8.42%	^	11/20/2028	8,204,878
1,500,000	Series 2015-2A-F (3 Month LIBOR USD + 6.80%)	8.10%	^	07/18/2027	1,410,028
3,000,000	Series 2016-2A-D (3 Month LIBOR USD + 7.00%)	8.32%	^	08/20/2028	3,058,188

	Bristol Park Ltd.,
5,000,000	Series 2016-1A-E (3 Month LIBOR USD + 7.25%)	8.55%	^	04/15/2029	5,075,101

	Brookside Mill Ltd.,
4,500,000	Series 2013-1A-D (3 Month LIBOR USD + 3.05%)	4.35%	^	04/17/2025	4,442,916

	Canyon Capital Ltd.,
8,050,000	Series 2015-1A-ER (3 Month LIBOR USD + 6.85%)	8.15%	^	04/15/2029	8,150,508
1,000,000	Series 2016-2A-E (3 Month LIBOR USD + 6.75%)	8.05%	^	10/15/2028	1,010,414
4,650,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	7.51%	^	07/15/2030	4,541,536

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2016-4A-D (3 Month LIBOR USD + 6.90%)	8.21%	^	10/20/2027	2,035,939

	Cent Ltd.,
3,450,000	Series 2013-18A-D (3 Month LIBOR USD + 3.45%)	4.76%	^	07/23/2025	3,446,716
8,500,000	Series 2013-18A-E (3 Month LIBOR USD + 4.60%)	5.91%	^	07/23/2025	8,317,185

	Galaxy Ltd.,
5,000,000	Series 2014-18A-E2 (3 Month LIBOR USD + 6.30%)	7.60%	^	10/15/2026	5,063,900

	GoldenTree Loan Opportunities Ltd.,
10,000,000	Series 2015-10A-E1 (3 Month LIBOR USD + 6.00%)	7.31%	^	07/20/2027	10,139,125

	Halcyon Loan Advisors Funding Ltd.,
1,000,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	4.81%	^	04/28/2025	999,919
1,000,000	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	6.31%	^	04/28/2025	957,632

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Halcyon Loan Advisors Funding Ltd., (Cont.)
1,000,000	Series 2014-2A-E (3 Month LIBOR USD + 5.75%)	7.06%	^	04/28/2025	876,517

	LCM LP,
3,500,000	Series 14A-F (3 Month LIBOR USD + 5.15%)	6.45%	^	07/15/2025	3,313,009
7,000,000	Series 19A-E1 (3 Month LIBOR USD + 6.45%)	7.75%	^	07/15/2027	7,036,209

	Madison Park Funding Ltd.,
10,022,500	Series 2015-18A-E2 (3 Month LIBOR USD + 6.35%)	7.66%	^	10/21/2026	10,126,271
7,100,000	Series 2015-18A-ER (3 Month LIBOR USD + 6.35%)	0.00%	^	10/21/2030	7,100,000
1,500,000	Series 2016-22A-E (3 Month LIBOR USD + 6.65%)	7.96%	^	10/25/2029	1,524,666

	Magnetite Ltd.,
10,000,000	Series 2012-7A-DR (3 Month LIBOR USD + 7.00%)	8.30%	^	01/15/2025	10,134,912
7,500,000	Series 2015-16A-E (3 Month LIBOR USD + 6.35%)	7.65%	^	01/18/2028	7,628,654

	North End Ltd.,
5,250,000	Series 2013-1A-D (3 Month LIBOR USD + 3.50%)	4.80%	^	07/17/2025	5,276,095

	Octagon Investment Partners Ltd.,
5,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	8.45%	^	07/15/2029	5,000,171
2,000,000	Series 2013-1A-D (3 Month LIBOR USD + 3.35%)	4.65%	^	07/17/2025	2,005,039
9,500,000	Series 2013-1A-E (3 Month LIBOR USD + 4.50%)	5.80%	^	07/17/2025	9,424,821
5,460,000	Series 2013-1A-ER (3 Month LIBOR USD + 7.00%)	8.31%	^	07/19/2030	5,460,957
2,000,000	Series 2014-1A-D (3 Month LIBOR USD + 6.60%)	7.91%	^	11/14/2026	2,033,421
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	7.51%	^	03/17/2030	4,034,454

	TCI-Cent Ltd.,
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.30%)	7.61%	^	07/25/2030	1,959,176

	THL Credit Wind River Ltd.,
2,000,000	Series 2015-2A-E (3 Month LIBOR USD + 5.70%)	7.00%	^	10/15/2027	2,000,634
5,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	7.72%	^	04/18/2029	4,997,007
3,000,000	Series 2017-3A-E (3 Month LIBOR USD + 6.40%)	7.64%	^	10/15/2030	2,998,974

	Venture Ltd.,
5,900,000	Series 2015-22A-E (3 Month LIBOR USD + 6.75%)	8.05%	^	01/15/2028	5,921,176
4,500,000	Series 2012-12A-ER (3 Month LIBOR USD + 6.20%)	7.52%	^	02/28/2026	4,455,520
5,000,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	8.03%	^	10/20/2028	5,044,324
5,000,000	Series 2017-26A-E (3 Month LIBOR USD + 6.80%)	8.11%	^	01/20/2029	4,963,834
4,000,000	Series 2017-27A-E (3 Month LIBOR USD + 6.35%)	7.53%	^	07/20/2030	3,810,415

	Voya Ltd.,
3,050,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	7.96%	^	07/20/2029	3,091,903

	WhiteHorse Ltd.,
2,000,000	Series 2012-1A-B1L (3 Month LIBOR USD + 4.25%)	5.56%	^	02/03/2025	2,002,799
1,250,000	Series 2012-1A-B2L (3 Month LIBOR USD + 5.25%)	6.56%	^	02/03/2025	1,256,703
1,600,000	Series 2012-1A-B3L (3 Month LIBOR USD + 6.50%)	7.81%	^	02/03/2025	1,530,892
3,250,000	Series 2013-1A-B1L (3 Month LIBOR USD + 3.70%)	5.02%	^	11/24/2025	3,258,138

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd.,
2,500,000	Series 2013-2A-D (3 Month LIBOR USD + 3.60%)	4.90%	^	01/18/2026	2,524,460
2,500,000	Series 2013-2A-E (3 Month LIBOR USD + 4.75%)	6.05%	^	01/18/2026	2,452,137
2,000,000	Series 2016-1A-D (3 Month LIBOR USD + 4.65%)	5.95%	^	07/15/2028	2,016,100

	Total Collateralized Loan Obligations (Cost $227,550,963)				231,480,597

FOREIGN CORPORATE BONDS 60.6%
5,241,638	ACI Airport Sudamerica S.A.	6.88%		11/29/2032	5,516,823
3,850,000	Aeropuerto Argentina S.A.	6.88%	^	02/01/2027	4,113,725
5,400,000	Aeropuertos Dominicanos Siglo S.A.	6.75%	^	03/30/2029	5,851,332
25,000,000	AES Andres B.V.	7.95%	^	05/11/2026	27,175,000
19,000,000	AES El Salvador Trust	6.75%		03/28/2023	17,955,000
8,000,000	AES El Salvador Trust	6.75%	^	03/28/2023	7,560,000
30,000,000	Ajecorp B.V.	6.50%		05/14/2022	27,825,000
19,964,000	Alfa S.A.B. de C.V.	6.88%		03/25/2044	22,509,410
89,196	Autopistas del Nordeste Ltd.	9.39%		04/15/2024	96,332
4,800,000	Autopistas del Sol S.A.	7.38%	^	12/30/2030	5,082,000
27,000,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	27,708,750
13,000,000	Avianca Holdings S.A.	8.38%		05/10/2020	13,341,250
1,160,000	Banco de Galicia y Buenos Aires S.A. (5 Year CMT Rate + 7.16%)	8.25%		07/19/2026	1,300,058
572,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	603,460
26,428,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	27,881,540
40,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.33%)	9.25%	†	04/15/2023	44,000,000
14,800,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%	^	04/03/2027	15,436,400
12,545,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	13,271,230
15,000,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	15,868,350
8,000,000	Banco Mercantil de Norte (10 Year CMT Rate + 5.35%)	7.63%	^†	10/06/2030	8,748,000
24,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	24,815,520
2,258,000	Bantrab Senior Trust	9.00%		11/14/2020	2,314,450
10,000,000	Bantrab Senior Trust	9.00%	^	11/14/2020	10,250,000
19,000,000	Braskem Finance Ltd.	7.38%	†	10/06/2017	19,415,625
3,925,000	C10 Capital SPV Ltd. (3 Month LIBOR USD + 4.71%)	6.04%	†	11/13/2017	3,870,050
250,000	C5 Capital Ltd. (3 Month LIBOR USD + 4.28%)	5.61%	†	10/30/2017	238,713
9,046,000	Camelot Finance S.A.	7.88%	^	10/15/2024	9,769,680
15,500,000	Camposol S.A.	10.50%	^	07/15/2021	16,895,000
3,800,000	Capex S.A.	6.88%	^	05/15/2024	3,926,426
16,200,000	Capex S.A.	6.88%		05/15/2024	16,738,974
7,150,000	CEVA Group PLC	7.00%	^	03/01/2021	6,971,250
18,230,000	CFG Investment S.A.C.	9.75%	Ω	07/30/2019	18,457,875

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,297,000	Cia General de Combustibles S.A.	9.50%		11/07/2021	12,031,305
3,500,000	Cia General de Combustibles S.A.	9.50%	^	11/07/2021	3,727,500
25,000,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	23,625,000
2,612,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	2,800,717
31,500,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	^†	03/30/2020	33,775,875
7,600,000	Comision Federal de Electricidad	6.13%		06/16/2045	8,417,000
29,350,000	CorpGroup Banking S.A.	6.75%		03/15/2023	29,863,625
4,400,000	Cosan Overseas Ltd.	5.95%	^	09/20/2024	4,511,100
31,000,000	Cosan Overseas Ltd.	8.25%	†	11/05/2017	31,697,500
9,450,000	Coveris Holdings S.A.	7.88%	^	11/01/2019	9,355,500
12,500,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	13,400,000
17,500,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	18,760,000
38,600,000	Digicel Ltd.	8.25%		09/30/2020	37,852,318
5,000,000	Digicel Ltd.	7.13%		04/01/2022	4,556,250
5,000,000	Digicel Ltd.	7.13%	^	04/01/2022	4,556,250
8,000,000	Ecopetrol S.A.	7.38%		09/18/2043	9,145,600
9,050,000	Ecopetrol S.A.	5.88%		05/28/2045	8,880,313
4,000,000	Eldorado International Finance GMBH	8.63%		06/16/2021	4,143,000
16,080,000	Eldorado International Finance GMBH	8.63%	^	06/16/2021	16,654,860
5,000,000	Far East Capital Ltd. S.A.	8.75%	Ω	05/02/2020	4,000,000
13,000,000	Far East Capital Ltd. S.A.	8.75%	^Ω	05/02/2020	10,400,000
16,000,000	Financiera Independencia S.A.B. de C.V. SOFOM ENR	8.00%	^	07/19/2024	16,600,000
4,600,000	Grupo Cementos de Chihuahua S.A.B. de C.V.	5.25%	^	06/23/2024	4,807,000
5,600,000	Grupo Famsa S.A.B. de C.V.	7.25%	^	06/01/2020	5,600,000
1,680,000	Grupo Famsa S.A.B. de C.V.	7.25%		06/01/2020	1,680,000
12,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	12,300,000
14,700,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	14,700,000
26,000,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	27,820,000
4,000,000	Grupo Posadas S.A.B. de C.V.	7.88%		06/30/2022	4,280,000
1,000,000	Grupo Televisa SAB	5.00%		05/13/2045	1,004,093
28,000,000	GTL Trade Finance, Inc.	7.25%		04/16/2044	30,023,000
11,085,000	GW Honos Security Corporation	8.75%	^	05/15/2025	11,847,094
15,168,000	Inkia Energy Ltd.	8.38%		04/04/2021	15,680,678
5,622,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	5,812,024
15,000,000	Instituto Costarricense de Electricidad	6.38%	^	05/15/2043	14,084,100
11,800,000	Instituto Costarricense de Electricidad	6.38%		05/15/2043	11,079,492
3,530,000	Intelsat Jackson Holdings S.A.	7.25%		10/15/2020	3,415,275
10,770,000	Intelsat Jackson Holdings S.A.	9.75%	^	07/15/2025	10,904,625
12,300,000	JBS Investments GmbH	7.25%		04/03/2024	12,330,750
17,755,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	17,355,513
6,000,000	Latam Finance Ltd.	6.88%		04/11/2024	6,384,000
23,000,000	Magnesita Finance Ltd.	8.63%	†	10/30/2017	23,023,000
15,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	14,812,500
15,000,000	Marfrig Holdings Europe B.V.	8.00%	^	06/08/2023	15,573,000
1,300,000	Mexichem S.A.B. de C.V.	5.88%		09/17/2044	1,355,250
17,500,000	Minerva Luxembourg S.A. (5 Year CMT Rate + 7.05%)	8.75%	^†	04/03/2019	18,506,250

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2017	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
13,168,000	Minerva Luxembourg S.A. (5 Year CMT Rate + 7.05%)	8.75%	†	04/03/2019	13,925,160
11,330,000	Noble Group Ltd.	8.75%		03/09/2022	4,855,365
29,000,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	^†Ω	04/25/2018	2,283,750
4,784,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	†Ω	04/25/2018	376,740
10,000,000	Odebrecht Finance Ltd.	5.25%		06/27/2029	3,800,000
28,000,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	10,990,000
5,000,000	Odebrecht Finance Ltd.	7.50%	†	10/30/2017	1,912,500
10,000,000	Pampa Energia S.A.	7.50%	^	01/24/2027	10,900,800
15,200,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	14,896,000
4,800,000	Petra Diamonds PLC	7.25%	^	05/01/2022	4,908,000
25,000,000	Petrobras Argentina S.A.	7.38%	^	07/21/2023	27,329,000
25,000,000	Petrobras Global Finance B.V.	6.75%		01/27/2041	24,875,000
10,500,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	10,972,500
21,119,000	Sappi Papier Holding GmbH	7.50%	^	06/15/2032	21,699,773
7,500,000	Sappi Papier Holding GmbH	7.50%		06/15/2032	7,706,250
12,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	12,504,000
10,170,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	10,597,140
10,000,000	Tecnoglass, Inc.	8.20%		01/31/2022	10,400,000
14,680,000	Telesat LLC	8.88%	^	11/15/2024	16,570,050
9,694,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	9,863,645
9,242,310	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	9,612,002
24,100,000	Unifin Financiera S.A.B. de C.V.	7.25%	^	09/27/2023	25,124,250
4,600,000	Unifin Financiera S.A.B. de C.V.	7.00%		01/15/2025	4,669,000
4,400,000	Unifin Financiera S.A.B. de C.V.	7.00%	^	01/15/2025	4,466,000
21,000,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	22,338,750
6,000,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	6,382,500
2,890,000	Weatherford International Ltd.	9.88%	^	02/15/2024	3,193,450
25,000,000	YPF S.A.	6.95%	^Ω	07/21/2027	26,562,500

	Total Foreign Corporate Bonds (Cost $1,332,123,791)				1,342,352,705

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 4.4%
9,400,000	Argentine Republic Government International Bond	7.13%		07/06/2036	9,879,400
25,000,000	Argentine Republic Government International Bond	7.63%		04/22/2046	27,812,500
25,000,000	Dominican Republic International Bond	6.85%		01/27/2045	28,031,250
30,000,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	32,589,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $87,162,900)				98,312,150

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MUNICIPAL BONDS 1.0%
45,000,000	Commonwealth of Puerto Rico General Obligation	8.00%	Ω	07/01/2035	21,937,500

	Total Municipal Bonds (Cost $37,990,594)				21,937,500

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.1%

	Bear Stearns Commercial Mortgage Securities, Inc.,
9,948,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	9,757,968

	Citigroup Commercial Mortgage Trust,
30,524,109	Series 2014-GC25-XG	1.38%	#^ I/O	10/10/2047	1,682,065
10,000,000	Series 2015-GC27-D	4.58%	#^	02/10/2048	8,302,070
97,869,766	Series 2015-GC27-XA	1.57%	# I/O	02/10/2048	7,694,071

	Commercial Mortgage Pass-Through Certificates,
6,465,000	Series 2012-CR4-E	4.74%	#^Þ	10/15/2045	4,626,761
3,438,112	Series 2014-UBS4-E	3.75%	^Þ	08/10/2047	2,308,448
3,929,315	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	2,399,578
7,367,549	Series 2014-UBS4-G	3.75%	^¥Þ	08/10/2047	2,274,878
17,394,000	Series 2015-CR23-E	3.23%	^Þ	05/10/2048	10,648,763
6,400,000	Series 2015-CR26-E	3.25%	^Þ	10/10/2048	3,952,614
5,800,000	Series 2015-CR26-F	3.25%	^Þ	10/10/2048	3,258,191
18,438,000	Series 2015-CR26-XD	1.39%	#^ I/O	10/10/2048	1,505,444
14,000	Series 2014-UBS4-V	0.00%	#^¥Þ	08/10/2047	—

	Great Wolf Trust,
40,000,000	Series 2017-WFMZ-MC (1 Month LIBOR USD + 10.47%)	11.71%	^	09/15/2019	40,150,516

	GS Mortgage Securities Corporation,
17,730,000	Series 2014-GC20-E	4.52%	#^Þ	04/10/2047	10,463,147
65,010,362	Series 2014-GC20-XD	1.35%	#^ I/O	04/10/2047	3,762,592
5,051,000	Series 2015-GC28-D	4.47%	#^	02/10/2048	4,052,284

	JP Morgan Chase Commercial Mortgage Securities Corporation,
3,276,046	Series 2003-C1-F	5.66%	#^	01/12/2037	3,256,249

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,382,095	Series 2007-LDPX-AM	5.46%	#	01/15/2049	1,380,977
3,760,000	Series 2011-C5-E	4.00%	#^	08/15/2046	3,195,439
12,817,000	Series 2015-JP1-F	4.90%	#^Þ	01/15/2049	9,133,510

	JPMBB Commercial Mortgage Securities Trust,
57,259,829	Series 2013-C14-XC	1.12%	#^ I/O	08/15/2046	2,788,940
14,113,175	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	10,391,051
7,840,900	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	4,279,861
25,090,332	Series 2014-C19-NR	3.75%	#^¥Þ	04/15/2047	7,915,849
11,900,000	Series 2014-C21-E	3.90%	#^Þ	08/15/2047	7,556,024
55,727,164	Series 2014-C21-XD	0.92%	#^ I/O	08/15/2047	2,280,891
79,205,408	Series 2014-C26-XA	1.28%	# I/O	01/15/2048	3,991,430
12,020,000	Series 2015-C27-E	2.81%	#^Þ	02/15/2048	7,133,642
24,531,000	Series 2015-C27-XE	1.68%	#^ I/O	02/15/2048	2,271,720

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
977,504	Series 2006-1-B	6.07%	#	02/12/2039	976,201

	Morgan Stanley Bank of America Merrill Lynch Trust,
850,000	Series 2015-C26X-E	4.56%	#	10/19/2048	598,229
8,150,000	Series 2015-C26-E	4.56%	#^Þ	10/15/2048	5,555,154

	UBS-Barclays Commercial Mortgage Trust,
14,085,000	Series 2013-C5-E	4.22%	#^Þ	03/10/2046	10,124,819

	Wachovia Bank Commercial Mortgage Trust,
25,305,000	Series 2007-C33-AJ	6.22%	#	02/15/2051	25,949,999
3,937,000	Series 2007-C33-B	6.22%	#	02/15/2051	3,779,129

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	^Þ	08/15/2050	3,149,619
4,870,000	Series 2014-LC16-XC	1.80%	#^ I/O	08/15/2050	437,919
12,175,807	Series 2014-LC16-XD	1.80%	#^ I/O	08/15/2050	984,745
18,361,980	Series 2015-C29-E	4.37%	#^Þ	06/15/2048	11,965,235
9,180,600	Series 2015-C29-F	4.37%	#^Þ	06/15/2048	4,543,874
39,018,814	Series 2015-C29-G	4.37%	#^¥Þ	06/15/2048	12,451,996
6,500,000	Series 2015-C30-E	3.25%	^	09/15/2058	4,133,615
1,420,000	Series 2015-LC22-E	3.36%	^Þ	09/15/2058	883,227

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2017

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WF-RBS Commercial Mortgage Trust,
21,973,000	Series 2014-LC14-E	3.50%	#^Þ	03/15/2047	14,589,523
87,892,034	Series 2014-LC14-XC	1.65%	#^ I/O	03/15/2047	6,634,684

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $307,851,687)				289,172,941

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 2.6%

	CIM Trust,
30,000,000	Series 2016-1RR-B2	12.32%	#^	07/26/2055	27,971,211
15,000,000	Series 2016-2RR-B2	12.21%	#^	02/27/2056	13,716,261
15,000,000	Series 2016-3RR-B2	11.02%	#^	02/27/2056	13,814,777

	Wachovia Mortgage Loan Trust,
2,005,426	Series 2007-A-4A1	3.65%	#	03/20/2037	1,811,682

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $52,859,354)				57,313,931

US CORPORATE BONDS 27.4%
5,195,000	Ahern Rentals, Inc.	7.38%	^	05/15/2023	4,779,400
7,755,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	7,502,962
12,775,000	Airxcel, Inc.	8.50%	^	02/15/2022	13,574,715
12,328,000	Alliance One International, Inc.	8.50%	^	04/15/2021	12,882,760
14,260,000	AMC Merger, Inc.	8.00%	^	05/15/2025	13,796,550
8,000,000	American Eagle Energy Corporation	11.00%	^¥ΩÞ	09/01/2019	100,000
9,427,000	American Tire Distributors, Inc.	10.25%	^	03/01/2022	9,877,611
7,988,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	6,253,006
9,110,000	Ashton Woods USA LLC	6.75%	^	08/01/2025	9,064,450
10,565,000	Avantor, Inc.	9.00%	^	10/01/2025	10,815,919
11,565,000	BCD Acquisition, Inc.	9.63%	^	09/15/2023	12,793,781
16,390,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	17,680,712
6,700,000	Brand Energy & Infrastructure Services, Inc.	8.50%	^	07/15/2025	7,269,500
6,200,000	CB Escrow Corporation	8.00%	^	10/15/2025	6,262,000
14,235,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	12,562,387
5,800,000	Cequel Communications Holdings LLC	7.75%	^	07/15/2025	6,438,000
5,505,000	CHS Community Health Systems, Inc.	8.00%		11/15/2019	5,381,137
6,825,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	6,722,625
12,000,000	Deck Chassis Acquisition, Inc.	10.00%	^	06/15/2023	13,530,000
14,365,000	DJO Finance, LLC	8.13%	^	06/15/2021	13,826,312
19,130,000	Embarq Corporation	8.00%		06/01/2036	19,512,600
7,375,000	Engility Corporation	8.88%		09/01/2024	8,121,719
19,615,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	20,424,119
1,785,000	EP Energy LLC	9.38%		05/01/2020	1,494,937
9,800,000	Exterran Energy Solutions LP	8.13%	^	05/01/2025	10,167,500
3,560,000	Extraction Oil & Gas, Inc.	7.38%	^	05/15/2024	3,720,200
7,255,000	Foresight Energy LLC	11.50%	^	04/01/2023	6,384,400
6,170,000	Frontier Communications Corporation	8.50%		04/15/2020	6,000,325
4,200,000	Frontier Communications Corporation	11.00%		09/15/2025	3,591,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,523,000	FTS International, Inc. (3 Month LIBOR USD + 7.50%)	8.82%	^	06/15/2020	10,693,999
11,253,000	FTS International, Inc.	6.25%		05/01/2022	10,352,760
12,190,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	13,805,175
4,415,000	Hexion, Inc.	13.75%	^	02/01/2022	3,642,375
20,080,000	Hexion, Inc.	10.38%	^	02/01/2022	19,377,200
5,759,000	Hillman Group, Inc.	6.38%	^	07/15/2022	5,759,000
12,940,000	Informatica LLC	7.13%	^	07/15/2023	13,069,400
8,835,000	JBS USA Finance, Inc.	7.25%	^	06/01/2021	9,055,875
3,055,000	JBS USA Finance, Inc.	7.25%	^	06/01/2021	3,131,375
6,753,000	Kindred Healthcare, Inc.	8.75%		01/15/2023	6,330,262
7,620,000	Landry’s, Inc.	6.75%	^	10/15/2024	7,724,775
7,850,000	Legacy Reserves LP	6.63%		12/01/2021	5,082,875
6,325,000	MEG Energy Corporation	7.00%	^	03/31/2024	5,455,312
7,995,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	8,614,612
9,780,000	NGL Energy Finance Corporation	7.50%		11/01/2023	9,780,000
5,010,000	Noble Holding International Ltd.	7.75%		01/15/2024	4,471,425
6,340,000	NRG Energy, Inc.	7.25%		05/15/2026	6,831,350
10,150,000	Onex York Acquisition Corporation	8.50%	^	10/01/2022	10,048,500
9,514,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	9,823,205
6,800,000	PetSmart, Inc.	8.88%	^	06/01/2025	5,414,500
10,142,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	11,217,661
7,140,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	6,997,200
6,295,000	RegionalCare Hospital Partners Holdings, Inc.	8.25%	^	05/01/2023	6,649,094
10,905,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	10,427,906
6,340,000	Sanchez Energy Corporation	7.75%		06/15/2021	6,038,850
3,535,000	SESI LLC	7.75%	^	09/15/2024	3,667,563
9,970,000	Solera Finance, Inc.	10.50%	^	03/01/2024	11,400,197
11,552,000	Southern Graphics, Inc.	8.38%	^	10/15/2020	11,768,600
3,840,000	Staples, Inc.	8.50%	^	09/15/2025	3,744,000
6,615,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	6,863,063
11,590,000	Surgery Center Holdings, Inc.	8.88%	^	04/15/2021	12,198,475
2,610,000	Surgery Center Holdings, Inc.	6.75%	^	07/01/2025	2,459,925
9,465,000	Tapstone Energy Finance Corporation	9.75%	^	06/01/2022	8,494,838
3,210,000	Team Health Holdings, Inc.	6.38%	^	02/01/2025	3,049,500
5,195,000	Tenet Healthcare Corporation	8.13%		04/01/2022	5,298,900
1,750,000	THC Escrow Corporation	7.00%	^	08/01/2025	1,649,375
10,840,000	TI Group Automotice Systems LLC	8.75%	^	07/15/2023	11,544,600
10,280,000	Triumph Group, Inc.	7.75%	^	08/15/2025	10,845,400
12,956,000	Universal Hospital Services, Inc.	7.63%		08/15/2020	13,182,730
9,120,000	Vizient, Inc.	10.38%	^	03/01/2024	10,510,800
10,165,000	Xerium Technologies, Inc.	9.50%		08/15/2021	10,546,188

	Total US Corporate Bonds (Cost $608,601,443)				607,549,467

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2017	15

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	September 30, 2017

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 6.2%

	Federal Home Loan Mortgage Corporation,
13,136,870	Series 3631-SJ (1 Month LIBOR USD + 6.24%)	5.01%	I/F I/O	02/15/2040	2,028,500
13,927,403	Series 3770-SP (1 Month LIBOR USD + 6.50%)	5.27%	I/F I/O	11/15/2040	1,506,888
33,632,436	Series 3980-SX (1 Month LIBOR USD + 6.50%)	5.27%	I/F I/O	01/15/2042	6,458,134
15,502,415	Series 4212-NS (1 Month LIBOR USD + 5.40%)	3.92%	I/F	06/15/2043	13,266,996

	Federal National Mortgage Association,
6,223,827	Series 2006-83-SH (1 Month LIBOR USD + 6.56%)	5.32%	I/F I/O	09/25/2036	1,081,372
12,399,952	Series 2007-22-S (1 Month LIBOR USD + 6.75%)	5.51%	I/F I/O	03/25/2037	2,217,898
25,958,140	Series 2010-123-SK (1 Month LIBOR USD + 6.05%)	4.81%	I/F I/O	11/25/2040	4,634,810
33,341,638	Series 2012-52-PS (1 Month LIBOR USD + 6.58%)	5.34%	I/F I/O	05/25/2042	6,871,205
21,621,450	Series 2013-55-US (1 Month LIBOR USD + 6.00%)	4.14%	I/F	06/25/2043	18,730,109
35,206,959	Series 2013-58-KS (1 Month LIBOR USD + 5.93%)	4.07%	I/F	06/25/2043	31,199,671
20,843,792	Series 2013-58-SC (1 Month LIBOR USD + 6.00%)	4.14%	I/F	06/25/2043	17,857,477
35,319,561	Series 2013-64-SH (1 Month LIBOR USD + 6.00%)	4.14%	I/F	06/25/2043	30,667,667

	Total US Government / Agency Mortgage Backed Obligations (Cost $149,046,093)				136,520,727

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.7%
177,390	Amplify Energy Corporation*				1,818,247
168,331	Energy Gulf Coast, Inc.*				1,740,543
295,568	Frontera Energy Corporation*				10,344,869
118,287	SandRidge Energy, Inc.*				2,376,386

	Total Exchange Traded Funds and Common Stocks (Cost $72,354,635)				16,280,045

WARRANTS 0.0%
52,363	Energy Gulf Coast, Inc., Expiration 12/30/2021, Strike Price $43.66*				15,709

	Total Warrants (Cost $1,072,485)				15,709

SHORT TERM INVESTMENTS 2.7%
19,939,920	BlackRock Liquidity Funds FedFund - Institutional Shares	0.92%	♦		19,939,920
19,939,920	Fidelity Institutional Money Market Government Portfolio - Class I	0.91%	♦		19,939,920

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
19,939,919	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.90%	♦		19,939,919

	Total Short Term Investments (Cost $59,819,759)				59,819,759

	Total Investments 139.8% (Cost $3,172,193,875)‡				3,096,064,791
	Liabilities in Excess of Other Assets (39.8)%				(882,031,773)

	NET ASSETS 100.0%				$2,214,033,018

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	60.6%
US Corporate Bonds	27.4%
Non-Agency Commercial Mortgage Backed Obligations	13.1%
Collateralized Loan Obligations	10.5%
Bank Loans	10.4%
US Government / Agency Mortgage Backed Obligations	6.2%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.4%
Short Term Investments	2.7%
Non-Agency Residential Collateralized Mortgage Obligations	2.6%
Municipal Bonds	1.0%
Exchange Traded Funds and Common Stocks	0.7%
Asset Backed Obligations	0.2%
Warrants	0.0%	~
Other Assets and Liabilities	(39.8)%

	100.0%

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2017

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	13.1%
Oil & Gas	10.7%
Collateralized Loan Obligations	10.5%
Consumer Products	8.1%
Banking	7.4%
Telecommunications	7.2%
US Government / Agency Mortgage Backed Obligations	6.2%
Finance	5.9%
Utilities	5.8%
Technology	5.6%
Transportation	5.5%
Healthcare	4.4%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	4.4%
Building and Development (including Steel/Metals)	4.0%
Chemicals/Plastics	3.7%
Construction	3.4%
Short Term Investments	2.7%
Non-Agency Residential Collateralized Mortgage Obligations	2.6%
Mining	2.4%
Conglomerates	2.3%
Automotive	2.2%
Media	1.9%
Beverage and Tobacco	1.8%
Retailers (other than Food/Drug)	1.5%
Hotels/Motels/Inns and Casinos	1.4%
Business Equipment and Services	1.4%
Energy	1.4%
Electronics/Electric	1.3%
Pulp & Paper	1.3%
Insurance	1.2%
Pharmaceuticals	1.0%
Municipal Bonds	1.0%
Food Products	1.0%
Commercial Services	1.0%
Aerospace & Defense	0.9%
Health Care Providers & Services	0.9%
Industrial Equipment	0.8%
Containers and Glass Products	0.7%
Environmental Control	0.6%
Leisure	0.3%
Asset Backed Obligations	0.2%
Financial Intermediaries	0.1%
Other Assets and Liabilities	(39.8)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	73.4%
Brazil	16.1%
Mexico	11.6%
Argentina	9.3%
Colombia	5.9%
Peru	4.5%
Dominican Republic	4.0%
Canada	2.6%
Jamaica	2.1%
Luxembourg	1.8%
Chile	1.6%
Costa Rica	1.4%
South Africa	1.3%
El Salvador	1.2%
United Kingdom	0.8%
Russia	0.7%
Guatemala	0.6%
Netherlands	0.3%
Uruguay	0.3%
China	0.2%
Ireland	0.1%
Other Assets and Liabilities	(39.8)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At September 30, 2017, the value of these securities amounted to $1,655,829,309 or 74.8% of net assets.

#	Variable rate security. Coupon is based on weighted average coupon of underlying collateral. Rate disclosed as of September 30, 2017.

†	Perpetual Maturity

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

*	Non-income producing security

♦	Seven-day yield as of September 30, 2017

¥	Illiquid security

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

‡	Under the Fund’s Revolving Credit and Security Agreement, the lenders, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the lenders (see Note 9).

~	Represents less than 0.05% of net assets

Þ	Value was determined using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2017	17

Statement of Assets and Liabilities	September 30, 2017

ASSETS
Investments in Securities, at Value*	$3,036,245,032
Short Term Investments*	59,819,759
Interest and Dividends Receivable	52,477,735
Receivable for Investments Sold	220,419
Prepaid Expenses and Other Assets	147,965
Total Assets	3,148,910,910

LIABILITIES
Loan Payable	900,000,000
Payable for Investments Purchased	29,795,188
Investment Advisory Fees Payable	2,559,215
Administration, Fund Accounting and Custodian Fees Payable	1,230,316
Payable to Broker for Dividend Reinvestment	883,243
Accrued Expenses	254,469
Professional Fees Payable	155,461
Total Liabilities	934,877,892
Commitments and Contingencies (See Note 2 and Note 9)
Net Assets	$2,214,033,018

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,013
Additional Paid-in Capital	2,414,152,355
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(8,905,303)
Accumulated Net Realized Gain (Loss) on Investments	(115,085,963)
Net Unrealized Appreciation (Depreciation) on Investments	(76,129,084)
Net Assets	$2,214,033,018

*Identified Cost:
Investments in Securities	$3,112,374,116
Short Term Investments	59,819,759

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,349,841
Net Asset Value per Share	$21.85

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	For the Year Ended September 30, 2017

INVESTMENT INCOME
Income:
Interest	$228,808,887
Total Investment Income	228,808,887
Expenses:
Investment Advisory Fees	30,020,072
Interest Expense	15,403,709
Administration, Fund Accounting and Custodian Fees	4,803,076
Professional Fees	227,635
Shareholder Reporting Expenses	166,141
Trustees Fees	153,370
Registration Fees	104,042
Miscellaneous Expenses	55,500
Insurance Expenses	28,000
Transfer Agent Expenses	22,811
Total Expenses	50,984,356

Net Investment Income (Loss)	177,824,531

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	1,138,260
Net Change in Unrealized Appreciation (Depreciation) on Investments	135,194,310
Net Realized and Unrealized Gain (Loss) on Investments	136,332,570

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$314,157,101

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2017	19

Statements of Changes in Net Assets

	Year Ended September 30, 2017	Year Ended September 30, 2016

OPERATIONS
Net Investment Income (Loss)	$177,824,531	$172,964,027
Net Realized Gain (Loss) on Investments	1,138,260	(53,038,530)
Net Change in Unrealized Appreciation (Depreciation) on Investments	135,194,310	147,845,611
Net Increase (Decrease) in Net Assets Resulting from Operations	314,157,101	267,771,108

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(183,341,864)	(190,924,692)
From Return of Capital	—	(322,459)

Total Distributions to Shareholders	(183,341,864)	(191,247,151)

Total Increase (Decrease) in Net Assets	$130,815,237	$76,523,957

NET ASSETS
Beginning of Period	$2,083,217,781	$2,006,693,824
End of Period	$2,214,033,018	$2,083,217,781

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(8,905,303)	$(11,647,412)

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	For the Year Ended September 30, 2017

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$314,157,101
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(1,471,480,263)
Proceeds from Disposition of Long Term Investments	1,387,086,893
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(21,395,800)
Net Amortization (Accretion) of Premiums/Discounts	(5,105,142)
Net Realized (Gain) Loss on Investments	(1,138,260)
Net Change in Unrealized (Appreciation) Depreciation of Investments	(135,194,310)
(Increase) Decrease in:
Receivable for Investments Sold	17,225,879
Interest and Dividends Receivable	(8,948,918)
Prepaid Expenses and Other Assets	(27,935)
Increase (Decrease) in:
Payable for Investments Purchased	(27,428,747)
Investment Advisory Fees Payable	220,998
Payable to Broker for Dividend Reinvestment	(209,271)
Accrued Expenses	106,039
Administration, Fund Accounting and Custodian Fees Payable	108,891
Professional Fees Payable	(24,371)
Net Cash Provided By (Used In) Operating Activities	47,952,784

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	130,000,000
Cash Dividends Paid to Common Stockholders	(183,341,864)
Net Cash Provided By (Used In) Financing Activities	(53,341,864)

NET CHANGE IN CASH
Cash at Beginning of Period	5,389,080
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash Paid for Interest on Loan Outstanding	$15,293,781

The accompanying notes are an integral part of these financial statements.	Annual Report	September 30, 2017	21

Financial Highlights

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Net Asset Value, Beginning of Period	$20.55	$19.80	$23.17	$22.24	$23.83 [2]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	1.75	1.71	1.85	1.78	0.56
Net Gain (Loss) on Investments (Realized and Unrealized)	1.36	0.93	(3.32)	0.95	(1.55)
Total from Investment Operations	3.11	2.64	(1.47)	2.73	(0.99)

Less Distributions:
Distributions from Net Investment Income	(1.81)	(1.89)	(1.90)	(1.80)	(0.59)
Return of Capital	—	— [8]	—	—	(0.01)
Total Distributions	(1.81)	(1.89)	(1.90)	(1.80)	(0.60)
Net Asset Value, End of Period	$21.85	$20.55	$19.80	$23.17	$22.24
Market Price, End of Period	$21.25	$19.15	$17.29	$21.65	$21.95
Total Return on Net Asset Value[4]	15.83%	14.66%	(6.77)%	12.66%	(4.16)%[7]
Total Return on Market Price[5]	21.33%	23.32%	(12.20)%	7.21%	(9.73)%[7]

Supplemental Data:
Net Assets, End of Period (000’s)	$2,214,033	$2,083,218	$2,006,694	$2,348,616	$2,253,982
Ratios to Average Net Assets:
Expenses, including interest expense	2.38%	2.26%	2.27%	2.17%	1.74% [6]
Expenses, excluding interest expense	1.66%	1.69%	1.75%	1.71%	1.47% [6]
Net Investment Income (Loss)	8.30%	8.97%	8.41%	7.71%	5.71% [6]
Portfolio Turnover Rate	47%	35%	51%	55%	5% [7]

[1]	The Fund commenced operations on April 26, 2013.
[2]	Net Asset Value, Beginning of Period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total Return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Total Return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[6]	Annualized.
[7]	Not Annualized.
[8]	Less than $0.005 per share

22	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	September 30, 2017

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. The Fund has previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price

Annual Report	September 30, 2017	23

Notes to Financial Statements (Cont.)	September 30, 2017

determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency exchange contracts, options contracts, futures, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy. As of September 30, 2017, the Fund has no derivative instruments.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. As of September 30, 2017, the Fund had no outstanding reverse repurchase agreements.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 20171:

Category
Investments in Securities
Level 1
Money Market Funds	$59,819,759
Exchange Traded Funds and Common Stocks	16,280,045
Total Level 1	76,099,804
Level 2
Foreign Corporate Bonds	1,342,352,705
US Corporate Bonds	607,449,467
Collateralized Loan Obligations	231,480,597
Bank Loans	231,156,925
Non-Agency Commercial Mortgage Backed Obligations	139,567,177
US Government / Agency Mortgage Backed Obligations	136,520,727
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	98,312,150
Non-Agency Residential Collateralized Mortgage Obligations	57,313,931
Municipal Bonds	21,937,500
Asset Backed Obligations	4,152,335
Warrants	15,709
Total Level 2	2,870,259,223
Level 3
Non-Agency Commercial Mortgage Backed Obligations	149,605,764
US Corporate Bonds	100,000
Total Level 3	149,705,764
Total	$3,096,064,791

See the Schedule of Investments for further disaggregation of investment categories.

[1]	There were no transfers into or out of Level 1 during the year ended September 30, 2017.

24	DoubleLine Income Solutions Fund

September 30, 2017

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 9/30/2016	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases [1]	Sales [2]	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 9/30/2017	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2017 [3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$104,065,280	$—	$(5,625,411)	$3,987,406	$47,178,489	$—	$—	$—	$149,605,764	$(5,566,359)
U.S. Corporate Bonds	1,080,000	—	(980,000)	—	—	—	—	—	100,000	(980,000)
Bank Loans	468,943	(3,185,185)	2,918,011	—	—	(201,769)	—	—	—	—
Total	$105,614,223	$(3,185,185)	$(3,687,400)	$3,987,406	$47,178,489	$(201,769)	$—	$—	$149,705,764	$(6,546,359)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2017 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2017 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Commercial Mortgage Backed Obligations	$149,605,764	Market Comparables	Yields	9.58% -26.13%	Increase in yields would result in the decrease in the fair value of the security
U.S. Corporate Bonds	100,000	Market Comparables	Market Quotes	$1.25	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

Annual Report	September 30, 2017	25

Notes to Financial Statements (Cont.)	September 30, 2017

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of September 30, 2017, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of September 30, 2017, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 6,226 shares of the Fund as of September 30, 2017. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the year ended September 30, 2017, purchases and sales of investments, excluding short term investments, were $1,471,480,263 and $1,387,086,893, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the year.

26	DoubleLine Income Solutions Fund

September 30, 2017

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Year Ended September 30, 2017	Year Ended September 30, 2016
Distributions Paid From:
Ordinary Income	$183,341,864	$190,924,692
Return of Capital	—	322,459
Total Distributions Paid	$183,341,864	$191,247,151

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2017.

The cost basis of investments for federal income tax purposes as of September 30, 2017, was as follows:

Tax Cost of Investments	$3,187,888,500
Gross Tax Unrealized Appreciation	125,899,873
Gross Tax Unrealized Depreciation	(217,723,582)
Net Tax Unrealized Appreciation (Depreciation)	(91,823,709)

As of September 30, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	(91,823,709)
Undistributed Ordinary Income	812,827
Total Distributable Earnings	812,827
Other Accumulated Gains (Losses)	(109,109,468)
Total Accumulated Earnings (Losses)	(200,120,350)

As of September 30, 2017, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$100,357,662	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2017, the Fund deferred, on a tax basis, qualified late year losses of $8,730,643.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to consent income, market discount, PFICs, paydown losses and defaulted securities. For the year ended September 30, 2017, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$8,259,442	$(8,259,442)	$—

6.  Share Transactions

There were no transactions in the Fund’s shares for the year ended September 30, 2017 and the year ended September 30, 2016.

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $153,370 from the Fund during the year ended September 30, 2017. These trustees may elect to defer the cash payment of part or all of their compensation. These

Annual Report	September 30, 2017	27

Notes to Financial Statements (Cont.)	September 30, 2017

deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $153,370, which includes $151,596 in current fees (either paid in cash or deferred) and an increase of $1,774 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

During the reporting period, the Fund maintained a Revolving Credit and Security Agreement with HSBC Bank USA, National Association (“HSBC”) and The Bank of New York Mellon (“BNY”) (the “HSBC/BNY credit facility”). Prior to February 21, 2017, under the HSBC/BNY credit facility, $850,000,000 was made available to the Fund. Effective February 21, 2017, the amount made available to the Fund was increased to $900,000,000. Borrowings under the HSBC/BNY credit facility bear an interest rate that is based on the London Interbank Offered Rate (LIBOR) and the period of the borrowing plus an additional 0.75%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying an extension fee equal to 0.08% of the credit available to the Fund under the HSBC/BNY credit facility and a commitment fee of up to 0.25% of the available credit that has not been borrowed by the Fund. The HSBC/BNY credit facility was amended to extend the maturity date an additional 182 days to November 17, 2017.

See Note 11 for further information relating to the Fund’s credit facility.

For the year ended September 30, 2017, the Fund’s activity under the HSBC/BNY credit facility was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Structuring Fee	Commitment Fee
$900,000,000	$860,835,616	$900,000,000	$14,610,677	$643,333	$39,771

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

28	DoubleLine Income Solutions Fund

September 30, 2017

•	collateralized debt obligations risk: The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	interest rate risk: Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

Annual Report	September 30, 2017	29

Notes to Financial Statements (Cont.)	September 30, 2017

•	loan risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	high yield risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	restricted securities risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

30	DoubleLine Income Solutions Fund

September 30, 2017

11.  Subsequent Events

Pursuant to authorization by the Board of Trustees, the Fund terminated the HSBC/BNY credit facility (see Note 9), effective as of November 6, 2017.

Effective November 6, 2017, the Fund entered into a Liquidity Agreement with State Street Bank & Trust Company (“SSB”) that allows it to borrow up to $1 billion (maximum facility amount) and includes an agency securities lending arrangement with SSB.

The Fund pledges its assets as collateral to secure obligations under the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects to make these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, may be used by SSB to fund amounts drawn by the Fund under the Liquidity Agreement. Any amounts credited against the Liquidity Agreement are considered leverage and would be subject to various limitations in the Liquidity Agreement and the 1940 Act. Upon return to the Fund of loaned securities, the collateral must be returned to the securities lending counterparty, and SSB may either lend other securities of the Fund or may replace such amount through direct loans from SSB. SSB has the option under the Liquidity Agreement to replace amounts lent to the Fund directly by SSB with the proceeds of securities lending transactions, and vice versa, without notice to or consent from the Fund. SSB retains all amounts paid by securities lending counterparties for loaned securities. Borrowers of Fund securities are required to pay the Fund substitute interest, dividends and other distributions paid with respect to any borrowed security. The Fund has the right to call a loan and obtain the securities loaned at any time.

In the event of a securities lending counterparty default, SSB has agreed to indemnify the Fund for certain losses that may arise in connection with the default. Although the risk of the loss by the Fund of the securities lent may be mitigated by receiving collateral from the securities lending counterparty and through SSB’s indemnification, the Fund could experience losses on securities loans, a delay in recovering, or an inability to recover, securities on loan, and the Fund could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying a non-usage fee of 0.25% of available credit over $150,000,000 that has not been borrowed by the Fund.

The Fund may terminate the Liquidity Agreement with 60 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the Liquidity Agreement could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the Liquidity Agreement.

The Fund and SSB have also entered into a Master Custody Agreement pursuant to which SSB will serve as custodian to the Fund’s assets effective as of November 6, 2017.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	September 30, 2017	31

Report of Independent Registered Accounting Firm

To the Shareholders and Board of Trustees of DoubleLine Income Solutions Fund:

We have audited the accompanying statement of assets and liabilities of DoubleLine Income Solutions Fund (the “Fund”), including the schedule of investments, as of September 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DoubleLine Income Solutions Fund as of September 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

November 21, 2017

32	DoubleLine Income Solutions Fund

Federal Tax Information	(Unaudited) September 30, 2017

For the fiscal year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017, was as follows:

Dividends Received Deduction
0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2017, was as follows:

Qualified Short-term Gains
0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended September 30, 2017, was as follows:

Qualified Interest Income
75.57%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	September 30, 2017	33

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) September 30, 2017

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

34	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2017

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Annual Report	September 30, 2017	35

Trustees and Officers	(Unaudited) September 30, 2017

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class III (2019)*/ Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	18	None

John C. Salter, 1957	Trustee	Class I (2017)*/ Since Inception	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	18	None

Raymond B. Woolson, 1958	Trustee	Class II (2018)*/ Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	18	Trustee, Advisors Series Trust(3)

(1) The address of each Independent Trustee is c/o DoubleLine, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above

The following Trustee is an “interested person” of the Fund as defined in the 1940 Act because he is an officer of the Adviser.

Name, Address, and Year of Birth(1)	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class II (2018)*/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	2	None

(1) The address of each Interested Trustee is c/o DoubleLine, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes DoubleLine Oppportunistic Credit Fund.

* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above

36	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2017

Officers

The officers of the Fund who are not also Trustees of the Fund are:

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital. Formerly, Southern Wholesaler, DoubleLine Capital. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Adam D. Rossetti, 1978	Chief Compliance Officer	Indefinite/Since August 2017	Chief Compliance Officer, DoubleLine Capital (since August 2017); Chief Compliance Officer, DoubleLine Equity LP (since August 2017); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since August 2017); Chief Compliance Officer, DoubleLine Income Solutions Fund (since August 2017); Chief Compliance Officer, DoubleLine Alternatives (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015); Vice President and Counsel, Pacific Investment Management Company LLC (from April 2012 to April 2015).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Chairman (since June 2016); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Formerly, Executive Vice President, DoubleLine Capital (from December 2009 through May 2010); Formerly, Vice Chairman, CASA of Los Angeles (from June 2014 to June 2016).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubeLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubeLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President and Assistant Secretary	Indefinite/Vice President Since May 2012 and Assistant Secretary Since Inception	Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubeLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/May 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubeLine Capital (since December 2009).

Jeffery J. Sherman, 1977	Vice President	Indefinite/Since Inception	Deputy Chief Investment Officer, DoubleLine (since June 2016); President and Portfolio Manager, DoubleLine Alternatives (since April 2015 and May 2015, respectively); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Portfolio Manager, DoubleLine Capital (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital (since December 2009).

Annual Report	September 30, 2017	37

Trustees and Officers (Cont.)	(Unaudited) September 30, 2017

Name, Address, and Year of Birth(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubeLine Capital (since September 2012). Formerly, Manager, Western Asset Management Company.

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Formerly, Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	AML Officer and Vice President	Indefinite/AML Officer Since May 2016; Indefinite/Vice President Since May 2017	Anti-Money Laundering Officer and Vice President, DoubleLine Income Solutions Fund (since May 2016 and May 2017, respectively); Anti-Money Laundering Officer and Vice President, DoubleLine Funds Trust (since May 2016 and May 2017, respectively); Anti-Money Laundering Officer and Vice President, DoubleLine Opportunistic Credit Fund (since May 2016 and May 2017, respectively); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Equity LP and DoubleLine Alternatives (since March 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Legal/Compliance, Batterymarch Financial Management, Inc. (From June 2011 to December 2012).

(1) The address of each officer is c/o DoubleLine, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

38	DoubleLine Income Solutions Fund

Information About Proxy Voting	(Unaudited) September 30, 2017

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 24, 2017 for shareholders of record as of the close of business on December 16, 2016 to re-elect John C. Salter, a Class I trustee nominee, for the Fund. The nominee was elected with 82,967,947 affirmative votes and 1,955,601 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, Raymond B. Woolson and Ronald R. Redell.

Annual Report	September 30, 2017	39

Dividend Reinvestment Plan	(Unaudited) September 30, 2017

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

40	DoubleLine Income Solutions Fund

(Unaudited) September 30, 2017

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

Annual Report	September 30, 2017	41

Privacy Notice	(Unaudited) September 30, 2017

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

42	DoubleLine Income Solutions Fund

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DSL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$147,370	$143,880
Audit-Related Fees	N/A	N/A
Tax Fees	$9,240	$8,975
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees		0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	$9,240	$8,975
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DoubleLine Funds Trust

DoubleLine Equity Funds

DoubleLine Capital LP

DoubleLine Commodity LP

DoubleLine Equity LP

DoubleLine Private Funds

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.	Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds and actions taken with respect to corporate actions and class actions affecting such securities, and to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.	Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.	Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal. The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client. The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee. In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation. In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal. The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action). Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client. In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures. This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind. In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security. DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee. Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted. The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.	Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine. DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client. DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.	Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action. If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority. DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer. DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.	Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine. Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security. When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely. There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.	Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy. The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis. The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal. The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.	Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee. Should material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts. The Committee shall determine the materiality of such conflict if the conflict cannot be resolved. (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client. When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds. In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.	Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee. Such requests shall be reviewed with the Committee or appropriate executive and senior management. Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.	Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.	Recordkeeping

A.	DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained. Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested. If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted. The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

C.	Examples of proxy voting records:

-	Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.	Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•             For trustee nominees in uncontested elections

•             For management nominees in contested elections

•             For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees

•             For changing the company name

•             For approving other business

•             For adjourning the meeting

•             For technical amendments to the charter and/or bylaws

•             For approving financial statements

Capital Structure

•             For increasing authorized common stock

•             For decreasing authorized common stock

•             For amending authorized common stock

•             For the issuance of common stock, except against if the issued common stock has superior voting rights

•             For approving the issuance or exercise of stock warrants

•             For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•             For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•             For decreasing authorized preferred stock

•             For canceling a class or series of preferred stock

•             For amending preferred stock

•             For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•             For eliminating preemptive rights

•             For creating or restoring preemptive rights

•             Against authorizing dual or multiple classes of common stock

•             For eliminating authorized dual or multiple classes of common stock

•             For amending authorized dual or multiple classes of common stock

•             For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•             For a stock repurchase program

•             For a stock split

•             For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•             For merging with or acquiring another company

•             For recapitalization

•             For restructuring the company

•             For bankruptcy restructurings

•             For liquidations

•             For reincorporating in a different state

•             For spinning off certain company operations or divisions

•             For the sale of assets

•             Against eliminating cumulative voting

•             For adopting cumulative voting

Board of Trustees

•             For limiting the liability of trustees

•             For setting the board size

•             For allowing the trustees to fill vacancies on the board without shareholder approval

•             Against giving the board the authority to set the size of the board as needed without shareholder approval

•             For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause

•             For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•             For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•             Against a classified board

•             Against amending a classified board

•             For repealing a classified board

•             Against ratifying or adopting a shareholder rights plan (poison pill)

•             Against redeeming a shareholder rights plan (poison pill)

•             Against eliminating shareholders’ right to call a special meeting

•             Against limiting shareholders’ right to call a special meeting

•             For restoring shareholders’ right to call a special meeting

•             Against eliminating shareholders’ right to act by written consent

•             Against limiting shareholders’ right to act by written consent

•             For restoring shareholders’ right to act by written consent

•             Against establishing a supermajority vote provision to approve a merger or other business combination

•             For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•             For eliminating a supermajority vote provision to approve a merger or other business combination

•             Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•             Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•             For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•             Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid

•             Against establishing a fair price provision

•             Against amending a fair price provision

•             For repealing a fair price provision

•             For limiting the payment of greenmail

•             Against adopting advance notice requirements

•             For opting out of a state takeover statutory provision

•             Against opt into a state takeover statutory provision

Compensation

•             For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•             For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•             For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock

•             For limiting per-employee option awards

•             For extending the term of a stock incentive plan for employees

•             Case-by-case on assuming stock incentive plans

•             For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•             For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•             For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•             For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•             For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value

•             For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•             For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•             For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•             For approving an annual bonus plan

•             For adopting a savings plan

•             For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity

•             For adopting a deferred compensation plan

•             For approving a long-term bonus plan

•             For approving an employment agreement or contract

•             For amending a deferred compensation plan

•             For amending an annual bonus plan

•             For reapproving a stock option plan or bonus plan for purposes of OBRA

•             For amending a long-term bonus plan

Shareholder Proposals

•             For requiring shareholder ratification of auditors

•             Against requiring the auditors to attend the annual meeting

•             Against limiting consulting by auditors

•             Against requiring the rotation of auditors

•             Against restoring preemptive rights

•             For asking the company to study sales, spin-offs, or other strategic alternatives

•             For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•             Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•             Against eliminating the company’s discretion to vote unmarked proxy ballots.

•             For providing equal access to the proxy materials for shareholders

•             Against requiring a majority vote to elect trustees

•             Against requiring the improvement of annual meeting reports

•             Against changing the annual meeting location

•             Against changing the annual meeting date

•             Against asking the board to include more women and minorities as trustees.

•             Against seeking to increase board independence

•             Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy

•             Against requiring minimum stock ownership by trustees

•             Against providing for union or employee representatives on the board of trustees

•             For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•             For creating a nominating committee of the board

•             Against urging the creation of a shareholder committee

•             Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees

•             Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees

•             For adopting cumulative voting

•             Against requiring trustees to place a statement of candidacy in the proxy statement

•             Against requiring the nomination of two trustee candidates for each open board seat

•             Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect

•             For repealing a classified board

•             Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•             Against repealing fair price provisions

•             For restoring shareholders’ right to call a special meeting

•             For restoring shareholders’ right to act by written consent

•             For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•             For seeking to force the company to opt out of a state takeover statutory provision

•             Against reincorporating the company in another state

•             For limiting greenmail payments

•             Against advisory vote on compensation

•             Against restricting executive compensation

•             For enhancing the disclosure of executive compensation

•             Against restricting trustee compensation

•             Against capping executive pay

•             Against calling for trustees to be paid with company stock

•             Against calling for shareholder votes on executive pay

•             Against calling for the termination of trustee retirement plans

•             Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•             Against seeking shareholder approval to reprice or replace underwater stock options

•             For banning or calling for a shareholder vote on future golden parachutes

•             Against seeking to award performance-based stock options

•             Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•             Against requesting that future executive compensation be determined without regard to any pension fund income

•             Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•             Against requiring option shares to be held

•             For creating a compensation committee

•             Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•             For increasing the independence of the compensation committee

•             For increasing the independence of the audit committee

•             For increasing the independence of key committees

Social Issue Proposals

•             Against asking the company to develop or report on human rights policies

•             Against asking the company to limit or end operations in Burma

•             For asking management to review operations in Burma

•             For asking management to certify that company operations are free of forced labor

•             Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•             Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•             Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•             Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•             Against asking management to report on the company’s foreign military sales or foreign offset activities

•             Against asking management to limit or end nuclear weapons production

•             Against asking management to review nuclear weapons production

•             Against asking the company to establish shareholder-designated contribution programs

•             Against asking the company to limit or end charitable giving

•             For asking the company to increase disclosure of political spending and activities

•             Against asking the company to limit or end political spending

•             For requesting disclosure of company executives’ prior government service

•             Against requesting affirmation of political nonpartisanship

•             For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•             Against severing links with the tobacco industry

•             Against asking the company to review or reduce tobacco harm to health

•             For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•             For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•             Against asking the company to take action on embryo or fetal destruction

•             For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•             For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•             Against asking management to endorse the Ceres principles

•             For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•             For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•             For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•             For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•             Against asking the company to preserve natural habitat

•             Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•             Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•             For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•             Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•             For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•             Against asking management to drop sexual orientation from EEO policy

•             Against asking management to adopt a sexual orientation non-discrimination policy

•             For asking management to report on or review Mexican operations

•             Against asking management to adopt standards for Mexican operations

•             Against asking management to review or implement the MacBride principles

•             Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•             For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•             Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•             For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013 Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“Doubleline” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009.

Luz M. Padilla (Portfolio Manager since the Fund’s inception)

Ms. Padilla has been a Portfolio Manager of DoubleLine since January 2010. As part of the Fund’s portfolio management team, Ms. Padilla manages the emerging markets fixed income portion of the Fund’s portfolio.

Robert Cohen (Portfolio Manager since September 2016)

Mr. Cohen was named as DoubleLine’s Director of Global Developed Credit in September 2016. He has been a Portfolio Manager of DoubleLine since July 2012. Prior to DoubleLine, he was a Senior Credit Analyst at West Gate Horizons Advisors (and its predecessor entity, ING Capital Advisors) since 2001.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2017:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)

Jeffrey E. Gundlach

Registered investment companies	30	$84,261	-	-

Other pooled investment vehicles	19	$7,411	4	$3,165

Other accounts	63	$9,393	1	$734

Luz M. Padilla

Registered investment companies	11	$11,199	-	-

Other pooled investment vehicles	2	$100	-	-

Other accounts	5	$1,139	1	$734

Robert Cohen

Registered investment companies	6	$9,309	-	-

Other pooled investment vehicles	4	$901	2	$801

Other accounts	3	$294	-	-

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2017:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the registrant beneficially owned by the Portfolio Managers as of September 30, 2017:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Luz M. Padilla	None
Robert Cohen	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Income Solutions Fund

By (Signature and Title) Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 11/24/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date 11/24/2017

By (Signature and Title) Susan Nichols
Susan Nichols, Treasurer and Principal Financial Accounting Officer

Date 11/24/2017